UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
_______________

FORM 8-K
_______________

CURRENT REPORT
Pursuant To Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 23, 2010

RCLC, INC.
(Exact Name of Registrant as Specified in Charter)

New Jersey	001-01031	22-0743290
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

3 Ronson Road, P.O. Box 3000, Woodbridge, New Jersey	07095
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (732) 469-8300

RONSON CORPORATION
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

□ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
□ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
□ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
□ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

RCLC, INC.
FORM 8-K INDEX

ITEM	PAGE

ITEM 1.01. ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT	1

ITEM 2.03. CREATION OF A DIRECT FINANCIAL OBLIGATION OR AN OBLIGATION
UNDER AN OFF-BALANCE SHEET ARRANGEMENT OF A REGISTRANT	1

ITEM 9.01. FINANCIAL STATEMENTS AND EXHIBITS	1

Forward-Looking Statements

This Current Report on Form 8-K contains forward-looking statements based on management’s plans and expectations that are subject to uncertainty.  Forward-looking statements are based on current expectations of future events.  The Company cannot assure that any forward-looking statement will be accurate.  If underlying assumptions prove inaccurate or unknown risks or uncertainties materialize, actual events could vary materially from those anticipated.  Investors should understand that it is not possible to predict or identify all such factors and should not consider this to be a complete statement of all potential risks and uncertainties.  The Company assumes no obligation to update any forward-looking statements as a result of future events or developments.

Item 1.01	Entry into a Material Definitive Agreement.

(a)(1)              On April 23, 2010, RCLC, Inc., formerly Ronson Corporation (the “Company”), and its wholly-owned subsidiary, Ronson Aviation, Inc. (“RAI”), entered into an amendment to Asset Purchase Agreement (the “Amendment”) with Hawthorne TTN Holdings, LLC (“Hawthorne”), to amend the previously reported Asset Purchase Agreement dated as of May 15, 2009 (the “Asset Purchase Agreement”) among the Company, RAI and Hawthorne, for the sale to Hawthorne of substantially all of the assets of RAI.  The Company previously filed a Current Report on Form 8-K disclosing that it had entered into the Asset Purchase Agreement.  The Amendment extends the closing date for completion of the sale of RAI’s assets to Hawthorne to April 30, 2010.  The Amendment provides that the Company is now permitted to offer to sell RAI to other potential purchasers and, in addition, the $400,000 termination fee otherwise payable to Hawthorne in the event the Company contracted to sell the assets of RAI to a third party has been eliminated if the Company sells RAI to a third party after April 30, 2010.

The Company is hopeful that the sale to Hawthorne will ultimately be completed; however, Hawthorne’s financing arrangements have been delayed and Hawthorne is unable to commit to a final closing date.  Therefore, the Company intends to investigate its options, including contacting other potential purchasers.

The foregoing summary of the Amendment set forth in response to this Item 1.01 does not purport to be complete and is qualified in its entirety by reference to the full text of the Amendment to the Asset Purchase Agreement attached as Exhibit 10.1 to this Current Report on Form 8-K.

(a)(2)              On April 23, 2010, the Company and its wholly-owned subsidiaries, RCPC Liquidating Corp. (formerly Ronson Consumer Products Corporation) (“RCPC”), RAI and RCC Inc. (formerly Ronson Corporation of Canada Ltd.) (“Ronson Canada” and collectively with the Company, RCPC, and RAI, the “Borrowers”), further extended the previously reported forbearance agreement (the “Forbearance Agreement”) with their principal lender, Wells Fargo Bank, National Association (“Wells Fargo”), under which Wells Fargo has agreed not to assert existing events of default under the Borrowers’ credit facilities with Wells Fargo through May 5, 2010, or such earlier date determined under the Forbearance Agreement, to provide the Borrowers with additional time to consummate the sale of RAI’s assets to Hawthorne pursuant to the previously disclosed Asset Purchase Agreement dated as of May 15, 2009, as amended, among the Company, RAI and Hawthorne.

As previously reported, as a result of the consummation of the sale of the Company’s consumer products business to Zippo Manufacturing Company on February 2, 2010, RCPC and Ronson Canada are no longer permitted to request advances under the credit facility with Wells Fargo and any remaining assets of RCPC and Ronson Canada are no longer considered in borrowing base calculations.  RAI will continue to be permitted to request advances under the Wells Fargo credit facility until May 5, 2010; provided, however, that Wells Fargo will have no obligation to make advances to RAI if Wells Fargo, in its reasonable discretion, believes that a New Jersey Economic Development Authority-approved bond issuance to finance Hawthorne’s acquisition of the assets of RAI is not expected to occur by May 5, 2010.

The foregoing summary set forth in response to this Item 1.01 does not purport to be complete and is qualified in its entirety by reference to the full text of the amendment to the Forbearance Agreement attached as Exhibit 10.2 to this Current Report on Form 8-K.

On April 29, 2010, the Company issued a press release announcing that it had entered into the above referenced amendment to the Asset Purchase Agreement with Hawthorne and the amendment to the Forbearance Agreement with Wells Fargo.  The full text of the press release is attached as Exhibit 99.1 to this Current Report on Form 8-K.

Item 2.03	Creation of a Direct Financial Obligation or an Obligation Under an Off-Balance Sheet Arrangement of a Registrant.

(a)           The text of Item 1.01(a)(2) of this Current Report on Form 8-K with respect to the Company’s entry into an amendment to the Forbearance Agreement is incorporated by reference to this Item 2.03.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits:  The following exhibits are filed herewith:

No.	Description

10.1	Sixth Amendment to Asset Purchase Agreement dated May 15, 2009 among RCLC, Inc. (formerly Ronson Corporation), Ronson Aviation, Inc., and Hawthorne TTN Holdings, LLC
10.2
Fifteenth Amendment to Forbearance Agreement dated as of April, 2010 among RCLC, Inc. (formerly Ronson Corporation), RCPC Liquidating Corp. (formerly Ronson Consumer Products Corporation), Ronson Aviation, Inc., RCC Inc. (formerly Ronson Corporation of Canada Ltd.) and Wells Fargo Bank, National Association, acting through its Wells Fargo Business Credit operating division

99.1	Press Release issued April 29, 2010 “RCLC, Inc. Announces Further Extension of Asset Purchase Agreement for Sale of Ronson Aviation and of Lender Forbearance Agreement.”

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

RCLC, INC. (formerly Ronson Corporation)

Date: April 29, 2010	By:	/s/ Daryl K. Holcomb
Name: Daryl K. Holcomb
Title: Vice President, Chief Financial Officer and Controller

Exhibit Index

No.	Description

10.1	Sixth Amendment to Asset Purchase Agreement dated May 15, 2009 among RCLC, Inc. (formerly Ronson Corporation), Ronson Aviation, Inc., and Hawthorne TTN Holdings, LLC
10.2
Fifteenth Amendment to Forbearance Agreement dated as of April, 2010 among RCLC, Inc. (formerly Ronson Corporation), RCPC Liquidating Corp. (formerly Ronson Consumer Products Corporation), Ronson Aviation, Inc., RCC Inc. (formerly Ronson Corporation of Canada Ltd.) and Wells Fargo Bank, National Association, acting through its Wells Fargo Business Credit operating division

99.1	Press Release issued April 29, 2010 “RCLC, Inc. Announces Further Extension of Asset Purchase Agreement for Sale of Ronson Aviation and of Lender Forbearance Agreement.”